MAKING WAVES IN POWER™


OPT
OPT

OPT
OCEAN POWER TECHNOLOGIES

Investor Presentation

October 2019

Forward-Looking Statements

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OCEAN POWER TECHNOLOGIES

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys® and other products and services; increasing the power output of PowerBuoys®; hiring new key employees; expected costs of company products; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

About

OPT
OCEAN POWER TECHNOLOGIES

Ocean Power Technologies

is a provider of distributed offshore power equipment which provides persistent, reliable and economical power and communications for remote, offshore topside and subsea applications.

OPT Markets: Oil & Gas I Defense & Security I Science & Research I Communications


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OCEAN POWER TECHNOLOGIES

Quick Facts

- NASDAQ: OPTT
- Market Cap: $9.6M*
- TTM Revenue: $800K*
- Cash, cash equivalents, & restricted cash : $13.5M*
- Organization: Approximately 40 employees including deep engineering capabilities
- Intellectual Property: Proprietary technology with over 60 patents and several patents pending
- Headquarters: Monroe, New Jersey

- TTM and Cash as of July 31, 2019; market capitalization as of October 2019.


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Why Invest in OPT?

- OPT is the **go-to solution provider** for remote offshore power
- **First-mover advantage** with no near-term competition and a strong intellectual property portfolio
- **Fully commercialized** due to prior investments
- **Revenue acceleration** – four recent contracts
- **Stronger opportunity pipeline** than ever before
- **New products** to be deployed that capture more of our addressable market
- **Recent partnerships** connecting us deeper within our markets
- **Experienced and disciplined** management
- Focused on **environment and sustainability**

Management Team

Experienced & Disciplined

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Selected Experience

George H. Kirby

Chief Executive Officer

GE, AECOM, SAIC, amsc

Matthew T. Shafer

Chief Financial Officer

Arthur Andersen, tyco, Valeant, Catalent

- Sophisticated and engaged board of directors
- Energized and talented organization

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Company Timeline


Utility Scale Projects
New Management
New Strategy
New Markets
First PB3 PowerBuoy® Commercial Contract
First PB3 PowerBuoy® Commercial Oil & Gas Orders and Revenue
New Products Introduced
First PB3 PowerBuoy® Sale
New Production Facility
New customers
New orders
Brand recognition
1994 2014
Grid Connected Wave Power
2015
2016
2017
2018
2019
Distributed Power

March 2018
- PB3 PowerBuoy® Lease
- Eni S.p.A.

June 2018
- PB3 PowerBuoy® Lease
- Premier Oil

August 2018
- Services Contract
- Enel Green Power

January 2019
- AUV/ROV Joint Marketing Agreement
- Saab Seaeye

February 2019
- Services SBIR
- U.S. Navy

September 2019
- PB3 PowerBuoy® Sale
- Enel Green Power Chile

September 2019
- Open Sea Lab
- Development & Turnkey Delivery
- Enel Green Power Chile

Recent Commercial Highlights

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- ✓ New product developments and new technology patent awards and filings
- ✓ Robust opportunity pipeline – $ millions worth of contract proposals issued
- ✓ Oil & Gas customer PowerBuoy® delivery
- ✓ New collaborative and joint marketing agreements
- ✓ PowerBuoy® builds planned to address demand



Our Technology

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How the OPT PB3 PowerBuoy® Technology Works

- The OPT PB3 PowerBuoy® is a moored floating mini-spar that generates power from ocean waves
- Power is generated through the relative motion of the spar and float components
  - Submerged **heave plate and spar** remain motionless in ocean waves
  - **Float** rides ocean waves, driving an **electric generator**
  - Energy is stored in **on-board batteries** which can then be used to support topsides or subsea payloads.
- A three-leg compliant mooring system controls the response of the buoy and allows it to remain on-station during storm events.
- Power and data can be transmitted to/from the seabed through an umbilical

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10 Ft.
above
waterline
Float
30 Ft.
below
waterline
Spar
Heave Plate

PowerBuoy® Market Value Proposition:

Cost Savings and Operational Flexibility

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- Eliminating vessels
  - PowerBuoy® powered "unmanned station" provides persistent power and communications
- Increased safety
  - Allows remote operations from shore
- Faster operational decision-making
  - Real-time subsea data communication
- Sustainability
  - Decreased operational carbon footprint
- Further savings and flexibility
  - Powering new subsea technologies

Products & Services

Fully Commercial Today

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PB3 PowerBuoy®



- Long Deployments
- Persistent Power
- Low Maintenance
- Renewable

Support Services



- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

Products & Services Under Development

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hybrid PowerBuoy®

- Shorter Deployments
- High Energy Storage
- Low Maintenance
- Modular / Scalable
- **Prototype Deployment Planned for Spring 2020**



Subsea Battery Solutions

- Shorter Deployments
- Low Maintenance
- Complements PowerBuoy®
- **Prototype Deployment Planned for Spring 2020**



Anchorless PowerBuoy®

- Advanced Design
- Self-Propelled
- Quick Deploy
- Defense Focus



Integrated Mooring

- Combined Power and Comms
- Quick installation

Our Strategy

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The Blue Economy

Our Total Addressable Market

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Communications
Wi-Fi and cellular
$0.5B market
Science & Research
Data collection and communication
$2.0B market
Oil & Gas
10,000+ offshore oil & gas sites
$2.5B market
Defense & Security
Early detection, maritime security
$3.5B market

Targeting 10-20% displacement

Long-Term TAM > $1.0B

*Refer to Appendix for Market Supporting Information and Sources

Offshore Oil & Gas - Example

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Oilfield Decommissioning Market Segment



1,349*
Total
*estimated
500
Chevron
EXXON
EGC
ARENA
Anadarko
79
PETROBRAS
Eni
PremierOil
Chevron
ConocoPhillips
TOTAL
180
100
bp
EXXON
Eni
TOTAL
100
ADNOC
380
CNPC
SINOPEC
Chevron
PETRONAS
arrow energy
10
Apache
AWE
EXXON

Offshore oil & gas production facilities to be decommissioned between 2018 to 2025*

*Refer to Appendix for Decommissioning Sources of Information

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OCEAN POWER TECHNOLOGIES

Target Market Buying Process


Revenue Stream
Launch Customers
Proposals
Project Scoping

New/repeat customers, multiple PowerBuoy® purchases, revenue backlog generation

Initial demonstration projects, rental/service revenues, "try before you buy"

Budgetary estimates, technical proposals, contract negotiations

Non-disclosure agreements, front-end engineering design (FEED) studies

Target Market Buying Process



COMMUNICATION ANTENNA
VIDEO CAMERA
RADAR
NAVIGATION LIGHT
SATELLITE TRACKER
ANTENNAS
CELLULAR
SATELLITE
WIFI
AIS



Base PowerBuoy® +

- Sale or Lease

Value-Added Engineering +

- Packaged Options
- Customization
- Integration Services

Support Services

- Marine Services
- Remote Monitoring
- Extended Service Agreements

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Current Customer Projects

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Customer	Project
Enel Green Power Chile (Off Chilean Coast)	PB3 PowerBuoy® purchase
	Open Sea Lab development and turnkey delivery
	Deployment in Chilean waters first half of 2020*
Eni S.p.A. (Adriatic Sea)	1 ½ year lease with 1 ½ year extend option
	Purchase option
	Deployed November 2018 in Adriatic Sea
	Achieved One Megawatt-Hour
Premier Oil (North Sea)	9-month lease with extention option
	Purchase option
	Deployed in August 2019 in Central North Sea
Large Oil & Gas Operator (Gulf of Mexico)	Study completed
	Critical to subsea monitoring business

*Estimated date

Current Opportunities

- Total pipeline: 70+ leads and opportunities in various stages
  - 18 opportunities = $8.2M+ potential value
  - Majority are developing / not yet proposed

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8%
1%
23%
68%
Oil & Gas
Defense & Security
Science & Research
Other

State of the Market

- The Oil & Gas market is progressively advancing projects while utilizing less personnel
- Eni project success leading to increased market interest / requests for quotations
- Increased interest in unmanned / autonomous solutions across all markets

Accelerating Toward Contracts

- Increased sales team footprint
- Streamlined bid preparation process
- Aggressive pricing
- New products to be deployed in 2020

Financials

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Financial Profile

Selected Financial Information (in 000s)	
Balance Sheet (unaudited)	
Cash, cash equivalents, restricted cash[1]	$13,487
Total current assets[1]	$14,107
Property & equipment, net[1]	$583
Total current liabilities[1]	$2,078
No debt on balance sheet	

Capital Structure (1,2)	
Total shares outstanding (1,2,3)	5,771,134
% owned by directors & officers (4)	≤1.0%
Warrants outstanding[1]	5,347,463
Options outstanding	63,984

Dollars in thousands, except per share data.

(1) As of July 31, 2019
(2) Excludes warrants and options outstanding
(3) Reflects March 12, 2019 1-for-20 reverse stock split
(4) As of FY19 Annual General Meeting of Shareholders per October 25, 2019 Proxy Statement

Recap

Why Invest in Ocean Power Technologies?

OPT
OCEAN POWER TECHNOLOGIES

- OPT is the **go-to solution provider** for remote offshore power
- **First-mover advantage** with no near-term competition and a strong intellectual property portfolio
- **Fully commercialized** due to prior investments
- **Revenue acceleration** – four new recent contracts
- Stronger **opportunity pipeline** than ever before
- **New products** to be deployed that capture more of our addressable market
- **Recent partnerships** connecting us deeper within our markets
- **Experienced and disciplined** management
- Focused on **environment and sustainability**

Contact

Porter, LeVay & Rose

Matthew Abenante, IRC
Senior Vice President
ocean@plrinvest.com
212-564-4700

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OCEAN POWER TECHNOLOGIES





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OCEAN POWER TECHNOLOGIES

POWERBUOY®
TAPPING INTO THE POWER OF THE OCEAN

Thank you!

Market Supporting Information and Sources

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OCEAN POWER TECHNOLOGIES

Total Addressable Market
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report

Oil & Gas
Source: U.S. Bureau of Safety and Environmental Enforcement
Greater than 10,000 sites are currently in operation or ready for decommissioning.

Ocean Observing
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report
Estimated total addressable market is $2B for five fiscal years beginning 2017.
The market was refined for in situ vs. Remote systems and also for the different types of in situ systems such as fixed vs. mobile; this was based on data from two publicly available reports.

Defense & Security
Global Border and Maritime Security Market Executive Summary, Frost & Sullivan report, February 2014
Estimated total addressable market is $3.5B based on whether applications are costal, remote, or aerial systems.

Communications
2015 Frost & Sullivan Oil & Gas Satellite Communications market report
The estimated total addressable market is $0.5B for five fiscal years beginning 2017.

Decommissioning Sources

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OCEAN POWER TECHNOLOGIES


500
EGC
ARENA
EXXON
Anadarko
Chevron
Eni
PremierOil
180
Chevron
ConocoPhillips
TOTAL
100
100
ADNOC
bp
EXXON
Eni
TOTAL
79
PETROBRAS
380
CNPC
SINOPEC
Chevron
PETRONAS
arrow energy
10
Apache
AWE
EXXON

- Oil & Gas UK Decommissioning Insight 2017 https://oilandgasuk.co.uk/wp-content/uploads/2017/11/Decommissioning-Report-2017-27-Nov-final.pdf
- Decommissioning Opportunities in Brazil's Oil and Gas Horizon https://www.export.gov/article?id=Decommissioning-Opportunities-in-Brazil-s-Oil-and-Gas-Horizon
- Deloitte: Decommissioning has potential to be Australia's next oil and gas boom https://www2.deloitte.com/au/en/pages/media-releases/articles/australias-next-oil-and-gas-boom-160517.html
- Preparing for the Next Wave of Offshore Decommissioning https://www.bcg.com/publications/2018/preparing-for-next-wave-offshore-decommissioning.aspx
- WoodMac: $32 billion to be spent on decommissioning worldwide in 5 years https://www.ogj.com/articles/2018/07/woodmac-32-billion-to-be-spent-on-decommissioning-worldwide-in-5-years.html